UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): September 25, 2006

MOTIENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23044	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Knightsbridge Pkwy. Lincolnshire, IL	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 478-4200

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.” These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements (“Cautionary Statements”) include, among others, those under the caption “Risk Factors” in our recently filed quarterly report on Form 10-Q for the quarter ended June 30, 2006. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 1.01 – Entry into Material Definitive Agreement.

(a)     On September 25, 2006, in connection with the previously announced exchange transactions with SkyTerra Communications, Inc. pursuant to which Motient exchanged its interests in Mobile Satellite Ventures LP for shares of SkyTerra common stock, Motient entered into a Registration Rights Agreement with SkyTerra. Pursuant to this agreement, SkyTerra has agreed to register for resale 14,407,343 shares of SkyTerra common stock issuable to Motient at one or more subsequent closings pursuant to the Exchange Agreement dated May 6, 2006 between Motient and SkyTerra that was filed as Exhibit 99.1 to Motient’s Current Report on Form 8-K dated May 6, 2006. A copy of the Registration Rights Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

99.1	Registration Rights Agreement by and between Registrant and SkyTerra Communications, Inc. dated September 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION

By:	/s/ Jeffrey Epstein
Jeffrey Epstein
General Counsel and Secretary

Date: September 29, 2006